Exhibit 3.47

ARTICLES OF INCORPORATION

OF

PRIMOS YELPERS INC,

We, the undersigned natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Mississippi Business Corporation Law, adopted the following Articles of Incorporation for such corporation:

FIRST:  The name of the corporation is Primos Yelpers, Inc.

SECOND: The period of its duration is	Ninety-Nine years
(May not exceed 99 years)

THIRD:  The specific purpose or purposes for which the corporation is organized stated in general terms are:

To carry on the business of manufacturing, selling and/or distributing sporting equipment of all kinds including but not limited to turkey calls, field gear and equipment; to perform and/or engage in any and all lawful activities permitted of corporations under the laws of the State of Mississippi.

(It is not necessary to set forth in the Articles of Incorporation any of the powers set fourth in section 79-3-7 of the Mississippi Code of 1972.)

(Use the following if the shares are to consist of one class only.)

FOURTH:  The aggregate number of shares which the corporation shall have authority to issue is 100 of the par value of Fifty Dollars ($50.00) each (or without par value) (par value or sales price shall not be less than $1.00 per share) (if no par shares are set out, then the sales price per share, if desired.)

(Use the following if the shares are divided into classes.)

FOURTH:  The aggregate number of shares which the corporation is authorized to issue is               divided into              classes.  The designation of each class, the number of shares of each class and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Number of Shares	Class	Series (if any)	Par Value per Share or Statement That Shares are Without Par Value

1

The preferences, limitations and relative rights in respect of the shares of each class and the variations in the relative rights and preferences as between series of any perferred or special class in series are as follows:  (Insert a statement of any authority to be vested in the board of directors to establish series and fix and determine the variations in the relative rights and preferences as between series.)

FIFTH:  The corporation will not commence business until consideration of the value of at least $1,000 has been received for the issuance of shares.

SIXTH:  Provisions granting to shareholders the preemptive right to acquire additional or treasury shares of the corporation are:

None

SEVENTH: The street and post office address of its initial registered office is Wilbur R. Primos, 260 Highland Place, Jackson, MS 39211

(Street and Number)	(City)	(State)

and the name of its initial registered agent at such address is Wilbur R. Primos.

EIGHTH:  The number of directors constituting the initial board of directors of the corporation, which must be not less than three (3), is Three (3) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

NAME	STREET AND POST OFFICE ADDRESS

Wilbur R. Primos	260 Highland Place Dr., Jackson 39211

Virginia B. Primos	260 Highland Place, Dr., Jackson 39211

Page L. Prewitt	4636 Northampton, Jackson, MS 39211

NINTH: The name and post office address of each incorporator is:

NAME	STREET AND POST OFFICE ADDRESS

Thomas W. Prewitt	1080 River Oaks Drive, Jackson, MS 39208

Marty P. Madden	1080 River Oaks Drive, Jackson, MS 39208

TENTH:  (Here set forth any provision, not inconsistent with law, which is desired to be set forth in the Articles:  Including, any provision restricting the transfers of shares or any provision required or permitted to be set forth in the by-laws)

None.

Dated November 6, 1984	/s/Thomas W. Prewitt
Thomas W. Prewitt

/s/Marty P. Madden
Marty P. Madden

Incorporators

ACKNOWLEDGMENT

STATE OF MISSISSIPPI

County of Hinds

This day personally appeared before me, the undersigned authority Thomas W. Prewitt, Marty P. Madden,                                         ,                                               , incorporators of the corporation known as the Primos Yelpers, Inc. who acknowledged that they signed and executed the above and foregoing articles of incorporation as their act and deed on this the 6th day of November, 1984.

/s/
Notary Public
My Commission expires My commission Expires November 5, 1985
(NOTARIAL SEAL)

Note:  On all addresses the street and number must be shown if there is a street or number.

State of Mississippi

Office of Secretary of State
Jackson

CERTIFICATE OF AMENDMENT

of
PRIMOS YELPERS, INC.
Changing name to:   PRIMOS AND COMPANY, INC.

The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.

Given under my hand and Seal of Office,

this the 16th day of July 1986.

/S/

SECRETARY OF STATE

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

PRIMOS YELPERS, INC,

Pursuant to the provisions of Section 61 of Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is Primos Yelpers, Inc.

SECOND:  The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on July 1 1986 in the manner prescribed by the Mississippi Business Corporation Act.

(Insert Amendment)

It is hereby resolved that the corporate name of Primos Yelpers, Inc. be and the same is hereby changed to the corporate name of PRIMOS AND COMPANY, INC.

THIRD:  The number of shares of the corporation outstanding at the time of such adoption was 23; and the number of shares entitled to vote thereon was 23

FOURTH:  The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows

Class	(Note 1)	Number of Shares

Common		Twenty-three (23)

1

FIFTH:  The number of shares voted for such amendment was 23 and the number of shares voted against such amendment was -0-

SIXTH:  The number of shares of each class entitled to vote thereon as a class voted for and against such amendment respectively, was:

Number of Shares Voted
Class	(Note 1)	For	Against

None

SEVENTH:  The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:  (Note 2)

None

EIGHTH:  The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows:  (Note 2)

None

Dated July 1 1986			PRIMOS YELPERS, INC.
(Exact Corporate Title)

		By	/s/ Wilbur R. Primos
WILBUR R. PRIMOS

Notes:	1. If inapplicable, insert “None”.		Its President
2. If inapplicable, insert “No Change”.
		By	/s/ Nathan E. Amsbury
NATHAN E. AMSBURY

Its Secretary

STATE OF MISSISSIPPI

COUNTY OF RANKIN

I, Michelle L. Cooper, a notary public, do hereby certify that on this 1st day of July 1986 personally appeared before me Wilbur R. Primos and Nathan E. Amsbury, who, being by me first duly sworn, declared that he is the President and Secretary respectively of PRMOS YELPERS, INC., that he executed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.

/s/
My Commission expires My commission Expires May 8, 1989 (NOTARIAL SEAL)	Notary Public

Authorized capital stock increased from $5,000.00 to $100,000.00	$190.00
581158

State of Mississippi

Office of Secretary of State
Jackson

CERTIFICATE OF AMENDMENT

of
PRIMOS AND COMPANY, INC.

The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation for the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.

Given under my hand and Seal of Office,

this the 27th day of October, 1986.

/S/

SECRETARY OF STATE.

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

PRIMOS AND COMPANY, INC.

Pursuant to the provisions of Section 61 of Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is PRIMOS AND COMPANY, INC.

SECOND:  The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on SEPTEMBER 2, 1986 in the manner prescribed by the Mississippi Business Corporation Act:

(Insert Amendment)

Article Fourth of the Articles of Incorporation of the corporation be amended to read:

The aggregate number of shares which the corporation shall have authority to issue is 100,000 of the par value of One and No/100 Dollars ($1.00) each.

THIRD:  The number of shares of the corporation outstanding at the time of such adoption was 83 and the number of shares entitled to vote thereon was 83

FOURTH:  The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

Class	(Note 1)	Number of Shares

COMMON		EIGHTY-THREE (83)

1

FIFTH:  The number of shares voted for such amendment was 83 and the number of shares voted against such amendment was -0-

SIXTH:  The number of shares of each class entitled to vote thereon as a class voted for and against such amendment; respectively, was:

Number of Shares Voted
Class	(Note 1)	For	Against

NONE

SEVENTH:  The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:  (Note 2)

                                                                        NONE

EIGHTH:  The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows:  (Note 2)

                                                                        NONE

Dated SEPTEMBER 18 1986			PRIMOS AND COMPANY, INC.
(Exact Corporate Title)

		By	/s/ Wilbur R. Primos
WILBUR R. PRIMOS

Notes:	1. If inapplicable, insert “None”.		Its President
2. If inapplicable, insert “No Change”.
		By	/s/ Nathan E. Amsbury
NATHAN E. AMSBURY

Its Secretary

STATE OF MISSISSIPPI

County of RANKIN

I, Michelle L. Cooper, a notary public, do hereby certify that on this 18th day of September, 1986 personally appeared before me Wilbur R. Primos and Nathan E. Amsbury, who, being by me first duly sworn, declared that he is the President and Secretary respectively of PRIMOS AND COMPANY, INC., that he executed the foregoing document as PRESIDENT AND SECRETARY of the corporation, and that the statements therein contained are true.

/S/ Michelle L. Cooper
My Commission expires My commission Expires May 6, 1983 (NOTARIAL SEAL)	Notary Public

State of Mississippi

Office of Secretary of State
Jackson

CERTIFICATE OF AMENDMENT

of
PRIMOS AND COMPANY, INC.
Changing name to:  PRIMOS WILD GAME CALLS, INC.

The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

Given under my hand and Seal of Office,

this the 22nd day of December 1986.

/s/

SECRETARY OF STATE

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

PRIMOS AND COMPANY, INC,

Pursuant to the provisions of Section 61 of Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is PRIMOS AND COMPANY, INC.

SECOND:  The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on DECEMBER 1, 1986 in the manner prescribed by the Mississippi Business Corporation Act.

(Insert Amendment)

It is hereby received that the corporate name of Primos and Company, Inc. be and the same is hereby changed to the corporate name of PRIMOS WILD GAME CALLS, INC.

THIRD:  The number of shares of the corporation outstanding at the time of such adoption was 4,775; and the number of shares entitled to vote thereon was 4,775

FOURTH:  The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

Class	(Note 1)	Number of Shares
Common		4,775

FIFTH:  The number of shares voted for such amendment was 4,775 and the number of shares voted against such amendment was -0-

SIXTH:  The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

Number of Shares Voted
Class	(Note 1)	For	Against

None

SEVENTH:  The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:  (Note 2)

None

EIGHTH:  The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows:  (Note 2)

None

Dated December 11 1986			PRIMOS AND COMPANY, INC.
(Exact Corporate Title)

		By	/s/ Wilbur R. Primos
Its WILBUR R. PRIMOS President

Notes:	1. If inapplicable, insert “None”.
	2. If inapplicable, insert “No Change”.	By	/s/ Nathan E. Amsbury
Its NATHAN E. AMSBURY Secretary

STATE OF MISSISSIPPI	SS.
County of RANKIN

I,                                     , a notary public, do hereby certify that on this 11th day of DECEMBER, 1986 personally appeared before me Wilbur R. Primos and Nathan E. Amsbury, who, being by me first duly sworn, declared that he is the President and Secretary respectively of PRIMOS AND COMPANY, INC., that he executed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.

/s/
My commission expires	Notary Public
(NOTARIAL SEAL)

2

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

PRIMOS AND COMPANY, INC.

Pursuant to the provisions of Section 61 of Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of this corporation is PRIMOS AND COMPANY, INC.

SECOND:  The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation December 1, 1986 in the manner prescribed by the Mississippi Business Corporation Act:

(Insert Amendment)

It is hereby resolved that the corporate name of Primos and Company, Inc. be and the same is hereby changed to the corporate name of PRIMOS WILD GAME CALLS, INC.

THIRD:  The number of shares of the corporation outstanding at the time of such adoption was 4,775 and the number of shares entitled to vote thereon was 4,775.

FOURTH:  The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

Class	(Note 1)	Number of Shares
Common		4,775

FIFTH:  The number of shares voted for such amendment was 4,775 and the number of shares voted against such amendment was -0-.

SIXTH:  The number of shares of each class entitled to vote thereon as a class voted for and against such amendment; respectively, was:

Number of Shares Voted
Class	(Note 1)	For	Against
NONE

SEVENTH:  The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:  (Note 2)

NONE

EIGHTH:  The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows:  (Note 2)

NONE

Dated December 11, 1986		Primos and Company, Inc.
(Exact Corporate Title)

Notes:	1. If inapplicable, insert “None”.	By	/s/ Wilber R. Primos
2. If inapplicable, insert “No Change”		Its Wilber R. Primos President

		By	/s/Nathan E. Amsbury
Its Nathan E. Amsbury Secretary
STATE OF MISSISSIPPI	)
) ss.:
COUNTY OF RANKIN	)

I,                          , a notary public, do hereby certify that on this 11th day of DECEMBER 1986 personally appeared before me WILBUR R. PRIMOS and NATHAN E. AMSBURY, who, being by me first duly sworn, declared that he is the PRESIDENT and SECRETARY respectively of PRIMOS AND COMPANY, INC., that he executed the foregoing document as PRESIDENT and SECRETARY of the corporation, and that the statements therein contained are true.

Notary Public

My commission expires

(NOTARIAL SEAL)

ARTICLES OF AMENDMENT

(Attach conformed copy.)
☒ PROFIT           ☐NONPROFIT
(Mark appropriate box)

The undersigned corporation, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.              The name of Corporation is PRIMOS WILD GAME CALLS, INC.

2.              Set forth the text of each amendment adopted. (Attach page)

3.              If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page.)

4. The amendment(s) was (were) adopted	OCTOBER 1, 1992
DATE(S)

FOR PROFIT CORPORATION

(a)         adopted by ☐ the incorporators ☒ directors without shareholder action and shareholder action was not required. (Check appropriate box)

FOR NONPROFIT CORPORATION

(b)         adopted by ☐ board of directors ☐ incorporators without member action and member action was not required. (Check appropriate box)

FOR PROFIT CORPORATIONS

5.              If the amendment was approved by shareholders

(a)         The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was

Designation	No. outstanding shares	No. of votes entitled to be cast	No. of votes indisputably represented

(b)         Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

Voting group	Total no. of votes cast FOR	Total no. of votes cast AGAINST

or the total number of undisputed votes cast for the amendment by each voting group was

Voting group	Total no. of undisputed votes cast FOR the plan

and the number cast for the amendment by each voting group was sufficient for approval by that voting group.

FOR NONPROFIT CORPORATIONS

6.              If the amendment was approved by the members

(a)         The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting was

Designation	No. memberships outstanding	No. of votes entitled to be cast	No. of votes indisputably represented

(b)         Either

(i)        the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

Voting class	Total no. of votes cast FOR the amendment	Total no. of votes cast AGAINST the amendment

or
(ii) the total number of undisputed votes cast for the amendment by each class was

Voting class	Total no. of undisputed votes cast FOR the amendment

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

BY	PRIMOS WILD GAME CALLS, INC., SEC-TREAS	/S/ Carolyn Sims
	PRINTED NAME/CORPORATE TITLE	SIGNATURE

C-3